Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 23 - Subsequent Events

(1)
On February 1, 2023, the Company issued NIS 220 million (approximately €58.5 million, as of the issuance date) of the Series E Secured Debentures, due March 31, 2029, through a public offering in Israel. The net proceeds of the offering, net of related expenses such as consultancy fee and commissions, were approximately NIS 218 million (approximately €56 million as of the issuance date). The Series E Debentures are secured by pledges on the shares of Dori Energy held by Ellomay Energy LP and on Ellomay Energy LP’s rights and agreements in connection with shareholder’s loans provided by Ellomay Energy LP to Dori Energy. The Deed of Trust governing the Series E Secured Debentures includes several limitations and requirements applicable to the Company’s holdings in Dori Energy and additional provisions that may limit the Company’s ability to sell the Company’s holdings in Dori Energy or to revise arrangements with Dori Energy.  The principal amount of Series E Secured Debentures is repayable four equal installment on March 31 from 2026 through 2029 (inclusive). The Series E Secured Debentures bear a fixed interest at the rate of 6.05% per year (that is not linked to the Israeli CPI or otherwise), payable semi-annually on March 31 and September 30, commencing March 31, 2023 through March 31, 2029 (inclusive).

(2)
On March 14, 2023, the Company entered into a Joint Development Agreement (the “JDA”) for the development of solar photovoltaic projects in the State of Texas. The JDA was executed with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management. The JDA provides for the initial development, design, construction and finance of two solar PV projects with aggregate projected DC capacity of 23 MW (the “First Projects”). The First Projects are in advanced stages of development and the estimated capital costs of the First Projects are in the range of $25-$27 million. The Company’s share of the capital costs of the First Projects is estimated at approximately $18-$20 million and the balance is intended to be provided by tax equity sources with whom the Company is currently in discussions. The sites for the First Projects will be leased under long-term leases from special purpose companies (“Landcos”) controlled by the development team. One of the First Projects, with a DC capacity of approximately 13 MW, is expected to achieve Ready to Build status within six months. The JDA also provides for the development of three additional solar PV projects up to Ready to Build status with aggregate DC capacity of approximately 30 MW. The projects to be developed under the JDA will be subject to the ERCOT Distributed Generation (“DG”) Scheme for projects of up to 10 MW AC capacity and the applicable electricity market is the “ERCOT North” zone market. Under the DG Scheme, ERCOT (the electricity regulator of the State of Texas), allows owners of generation assets to sell electricity to Qualified Service Entities (QSE’s) at market rates under Real Time or Day Ahead prices at the local nodes where the projects are located and/or to designated “Behind the Meter” clients under Power Purchase Agreements.